THIS JV EXTENSION AGREEMENT is made as of the __29__ day of April, 2015.

AMONG

ENERTOPIA CORPORATION, a corporation duly incorporated under the laws of the State of Nevada with its executive office at 950-1130 West Pender Street, Vancouver, British Columbia

("Enertopia")

AND:

THE GREEN CANVAS LTD., a corporation duly incorporated under the laws of the Province of Saskatchewan with its registered and records office at 2923 Dewdney Avenue, Regina, Saskatchewan S4T 0Y1.

("GCL" and together with Enertopia, the "Parties")

AND:

TIM SELENSKI, an individual with an address at 2923 Dewdney Avenue, Regina, Saskatchewan S4T 0Y1

("Selenski")

WHEREAS:

A. The Parties and Selenski have previously entered into an certain Acquisition and Joint Venture Agreement dated February 28, 2014 and due to expire on February 28, 2015 (the "Agreement"); and

B. Due to unforeseeable delays caused by significant arm’s length changes in the industry sector the parties now wish to make certain amendments to the provisions of the Agreement.

C. The Parties and Selenski have conducted good faith negotiations meant to revise and modify the Agreement to make it better reflect the changed market conditions and are actively continuing these negotiations.

NOW THEREFORE THIS JOINT VENTURE EXTENSION AGREEMENT WITNESSETH that in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which is also hereby acknowledged by each of the parties hereto, the parties hereto hereby agree as follows:

2

1.	Both parties agree to continue in good faith to extend or amend the Existing Joint Venture based on the conditions noted above.

2.	The deadline for completing the Joint Venture extension or amendment is June 30, 2015 or on a month to month basis with both parties approving such monthly extensions after June 30, 2015:

IN WITNESS WHEREOF, the parties hereto have executed this Amending Agreement as of the day and year first above written.

ENERTOPIA CORPORATION
by its authorized signatory

Per:

______________________________
Authorized Signatory

THE GREEN CANVAS LTD.
by its authorized signatory

Per:

______________________________
Authorized Signatory

____________________________________________ (Witness)	______________________________________________ TIM SELENSKI